Exhibit 99.1

                   ACCESS FINANCIAL MORTGAGE LOAN TRUST 1996-4
             Mortgage Loan Pass-Through Certificates, Series 1996-4
                              Class A Certificates

    ACCESS 1996-4
    ---------------------------------------------
    $[32,500,000]     Class A-1 Variable-Rate Certificates - 1M LIBOR + 11bp
    $[10,700,000]     Class A-2 Fixed-Rate Certificates - 6.250%
    $[17,700,000]     Class A-3 Fixed-Rate Certificates - 6.450%
    $[18,500,000]     Class A-4 Fixed-Rate Certificates - 6.775%
    $[15,017,000]     Class A-5 Fixed-Rate Certificates - 7.150%
    $[96,308,000]     Class A-6 Variable-Rate Certificates - 1M LIBOR + 28.5 bp
    $[49,052,000]     Class A-7 Variable-Rate Certificates - 1M LIBOR + 27.5 bp


The information herein has been provided solely by PSI based on information with respect to the mortgage loans provided by the Access Financial Lending Corp. and its affiliates ("ACCESS"). Neither ACCESS nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                   ACCESS FINANCIAL MORTGAGE LOAN TRUST 1996-4
             Mortgage Loan Pass-Through Certificates, Series 1996-4
                              Class A Certificates

--------------------------------------------------------------------------------
                                     GROUP I
                          CLASS A GROUP I CERTIFICATES

                  Class A-1         Class A-2        Class A-3         Class A-4        Class A-5
                  Variable-Rate     Fixed-Rate       Fixed-Rate        Fixed-Rate       Fixed-Rate
                  ---------         ---------        ---------         ---------        ---------
Approximate
Face Amount:      $[32,500,000]     $[10,700,000]    $[17,700,000]     $[18,500,000]    $[15,017,000]

Avg Life:          [0.9]yrs          [2.0]yrs         [3.0]yrs          [5.0]yrs         [9.6]yrs

Avg Life
to Call:           [0.9]yrs          [2.0]yrs         [3.0]yrs          [5.0]yrs         [7.9]yrs

Coupon:            1M L +[]bps*      6.25             6.45              6.775            7.15 or [7.15]+ 0.50%
                                                                                         after Auction Call Date

Price:             [100-00]          99-31            99-30+            100-00           100-00

Yield (CBE):       N/A               6.20             6.45              6.80             7.20

Spread:            11                54               67                85               110

Pricing Spd:       [24]% HEP         [24]% HEP        [24]% HEP         [24]% HEP        [24]% HEP

Settlement:        [11/21/96]        [11/21/96]       [11/21/96]        [11/21/96]       [11/21/96]

Exp Mat:           [07/18/98]        [03/18/99]       [09/18/00]        [06/18/03]       [10/18/11]

Exp. Mat
to Call:           [07/18/98]        [03/18/99]       [09/18/00]        [06/18/03]       [02/18/05]

Final Mat:         [10/18/11]        [10/18/11]       [10/18/11]        [03/18/20]       [11/18/26]

Day Count:         Actual/360        30/360           30/360            30/360           30/360

Pymt Delay:        0 days            16 days          16 days           16 days          16 days

Dated Date:        [11//96]          11/02/96         11/02/96          11/02/96         11/02/96

Pymt Terms:        Monthly           Monthly          Monthly           Monthly          Monthly

1st Pymt Date:     12/18/96          12/18/96         12/18/96          12/18/96         12/18/96

*Pass-Through Rate is the lesser of:
         1) One Month LIBOR + [11]bps
         2) The Available Funds Cap

Available Funds Cap:    A rate equal to the weighted average gross coupon rate
                        less [62.75bp] for servicing fees, trustee fees and certificate insurer premiums for the Group I fixed-rate mortgage loans for such Payment Date.

Coupon Step-Up:         If the 10% Clean-Up Call or the Auction Call (within 90
                        days) is not exercised, the coupon on the Class A-5
                        Fixed-Rate Certificates shall be [7.15%] + 0.50% per annum.

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   ACCESS FINANCIAL MORTGAGE LOAN TRUST 1996-4
             Mortgage Loan Pass-Through Certificates, Series 1996-4
                              Class A Certificates

--------------------------------------------------------------------------------


                                    GROUP II
                          CLASS A GROUP II CERTIFICATES

                                    Class A-6
                                    Variable-Rate
                                    -------------

Approximate Face Amount:            [$96,308,000]

Average Life to Mat:                [3.5] years

Average Life to Call:               [3.25] years

Pass-Through Rate:                  The lesser of:
                                        1) One Month LIBOR + [28.5] bps
                                        2) The Available Funds Cap

Price:                              [100-00]

Yield:                              Variable

Pricing Speed:                      [25%] HEP

Settlement:                         [11/21/96]

Exp Maturity:                       [10/18/14]

Exp Maturity to Call:               [02/18/05]

Final Maturity:                     [11/18/26]

Day Count:                          actual/360

Payment Delay:                      0 days.

Dated Date:                         [11/21/96]

Payment Terms:                      Monthly.

1st Payment Date:                   12/18/96

Available Funds Cap:    A rate equal to the weighted average gross coupon rate
                        minus the [1.1275%] for servicing fees, trustee fees and certificate insurer premiums and insurance cushion for the Group II variable-rate mortgage loans for such Payment Date.

Shortfall
Reimbursement:          If on any Payment Date the Class A-6 Certificate
                        interest distribution amount is less than the Pass-Through Rate, the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Pass-Through Rate will be carried forward to the next Payment Date until paid. No interest carryforward will be paid once the Class A-6 Certificate principal balance has been reduced to zero. The shortfall reimbursement feature will NOT be insured by the FSA guarantee.



        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   ACCESS FINANCIAL MORTGAGE LOAN TRUST 1996-4
             Mortgage Loan Pass-Through Certificates, Series 1996-4
                              Class A Certificates

--------------------------------------------------------------------------------


                                    GROUP III
                         CLASS A GROUP III CERTIFICATES

                                    Class A-7
                                    Variable-Rate
                                    -------------

Approximate Face Amount:            [$49,052,000]

Average Life to Mat:                [3.5] years

Average Life to Call:               [3.24] years

Pass-Through Rate:                  The lesser of:
                                        1) One Month LIBOR + [27.5] bps
                                        2) The Available Funds Cap

Price:                              [100-00]

Yield:                              Variable

Pricing Speed:                      [25%] HEP

Settlement:                         [11/21/96]

Exp Maturity:                       [10/18/14]

Exp Maturity to Call:               [02/18/05]

Final Maturity:                     [11/18/26]

Day Count:                          actual/360

Payment Delay:                      0 days.

Dated Date:                         [11/21/96]

Payment Terms:                      Monthly.

1st Payment Date:                   12/18/96

Available Funds Cap:    A rate equal to the weighted average gross coupon rate
                        minus the [1.1275%] for servicing fees, trustee fees and certificate insurer premiums and insurance cushion for the Group III variable-rate mortgage loans for such Payment Date.

Shortfall
Reimbursement:          If on any Payment Date the Class A-7 Certificate
                        interest distribution amount is less than the Pass-Through Rate, the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Pass-Through Rate will be carried forward to the next Payment Date until paid. No interest carryforward will be paid once the Class A-7 Certificate principal balance has been reduced to zero. The shortfall reimbursement feature will NOT be insured by the FSA guarantee.



        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   ACCESS FINANCIAL MORTGAGE LOAN TRUST 1996-4
             Mortgage Loan Pass-Through Certificates, Series 1996-4
                              Class A Certificates


Title of Securities:    Access Financial Mortgage Loan Trust 1996-4,
                        Mortgage Loan Pass-Through Certificates, Series 1996-4

                        Group I: Class A-1,  A-2,  A-3, A-4 and A-5 (the
                                 "Group I Certificates").

                        Group II: Class A-6 (the "Group II Certificates").

                        Group III: Class A-7 (the "Group III Certificates").

Seller/
Master Servicer:        Access Financial Lending Corp. ("Access").

Transferor:             Access Financial Receivables Corp.

Sub-Servicer:           LSI Financial Group.

Master Servicer Fee:    45 bps per annum (if Access is not the Master Servicer,
                        then 50 bps per annum).****

Trustee:                The Chase Manhattan Bank, N.A.

Aggregate
Certificate Balance:    Group I          $[94,417,000.00]
                        Group II         $[96,308,000.00]
                        Group III        $[49,052,000.00]

Group II
and Group III:          Although the Group II and Group III Mortgage Loans both
                        have adjustable-rate Mortgage Loans, the Group III
                        Mortgage Loans are of a higher credit quality than the Group II Mortgage Loans. The credit quality of a
                        Mortgage Loan is determined by Access by analyzing certain factors. Please refer to the Prospectus
                        Supplement, "Mortgage Loan Pool - The Mortgage Loan
                        Program -- Underwriting Standards."

Pricing Date:           [November 14, 1996]

Settlement Date:        [November 21, 1996]

Payment Date:           The 18th day of each month (or, if such date is not a
                        business day, the next succeeding business day) commencing December 18, 1996.

Record Date:            -Class A-2, A-3, A-4 and A-5 - The first day of the
                        calendar month of the related Payment Date.
                        -Class A-1, A-6 and A-7 - The day preceding the related
                        Payment Date.

Interest Accrual:       -Class A-2, A-3, A-4 and A-5 - The second day of the
                        calendar month preceding the related Payment Date to the first day of the calendar month of the related Payment
                        Date.
                        -Class A-1, A-6 and A-7 - The previous month's Payment
                        Date to the day preceding the related Payment Date.

Form of Certificates:   Book-entry only through the same-day funds facilities of
                        DTC, Euroclear and CEDEL.

Denominations:          Minimum denominations of $1,000 and integral multiples
                        of $1,000 in excess thereof.

Prepayment
Assumption:             For the Group I Certificates, [24]% HEP ([2.4]% CPR in
                        month 1 with monthly incremental increases of [2.4]% CPR until the speed reaches [24]% CPR in month 10 based on loan seasoning.)

                        For the Group II Certificates, [25]% HEP.

                        For the Group III Certificates, [25]% HEP.

Flow of Funds:          GROUP I, GROUP II and Group III MONTHLY CASH FLOWS
                         1)  to the Master Servicer, the Master Servicer Fee;
                         2) to the Master Servicer, any unreimbursed advanced on a mortgage loan;
                         3)  to the Trustee, the Trustee Fee;
                         4)  to the Certificate Insurer, the Premium;


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   ACCESS FINANCIAL MORTGAGE LOAN TRUST 1996-4
             Mortgage Loan Pass-Through Certificates, Series 1996-4
                              Class A Certificates


Flow of Funds (cont'd): GROUP I MONTHLY CASH FLOWS
                         5) accrued monthly interest to the Class A Group I
                            Certificates, including any interest carryforward;
                         6) monthly principal to the Class A Group I
                            Certificates sequentially, including any principal carryforward;
                         7) to Class A-6 and A-7 interest, if needed;
                         8) to the Surety Provider, any unreimbursed draws;
                         9) to Group I O/C up to its target amount as described
                            below;
                        10) to Group II and Group III O/C, if needed;
                        11) to the Class B Certificateholders;
                        12) to the Residual Certificateholder.

                        GROUP II MONTHLY CASH FLOWS
                         5) accrued monthly interest to the Class A Group II
                            Certificates, including any interest carryforward;
                         6) monthly principal to the Class A Group II
                            Certificates, including any principal carryforward;
                         7) to Class A Group III Certificate interest, if
                            needed;
                         8) to Class A Group I Certificates interest, if needed;
                         9) to the Surety Provider, any unreimbursed draws;
                        10) to Group II O/C up to its target amount as described
                            below;
                        11) to Group I O/C and to Group III O/C, if needed;
                        12) to the Class B Certificateholders;
                        13) to the Residual Certificateholder.

                        GROUP III MONTHLY CASH FLOWS
                         5) accrued monthly interest to the Class A Group III
                            Certificates, including any interest carryforward;
                         6) monthly principal to the Class A Group III
                            Certificates, including any principal carryforward;
                         7) to Class A Group II Certificate interest, if needed;
                         8) to Class A Group I Certificates interest, if needed;
                         9) to the Surety Provider, any unreimbursed draws;
                        10) to Group III O/C up to its target amount as
                            described below;
                        11) to Group I O/C and to Group II O/C, if needed;
                        12) to the Class B Certificateholders;
                        13) to the Residual Certificateholder.

                FOR A COMPLETE DESCRIPTION OF THE FLOW OF FUNDS, PLEASE REFER TO THE PROSPECTUS SUPPLEMENT SECTION TITLED "DESCRIPTION OF THE CERTIFICATES - FLOW OF FUNDS AND DISTRIBUTIONS ON THE CLASS A CERTIFICATES"

Credit Enhancement:     A combination of:

                         - Excess monthly cash flow
                         - Over-collateralization
                         - Cross-collateralization
                         - 100% wrap from FSA  guaranteeing  timely  interest
                           and ultimate principal.

Overcollateralization
Levels (Approx.):       Initial Deposit:    Group I Certificates --  [0.0%] I.B.
                                            Group II Certificates -- [0.0%] I.B.
                                            Group III Certificates - [0.0%] I.B.

                        30 month O/C Target:Group I Certificates --  [.%] I.B.
                                            Group II Certificates -- [.%] I.B.
                                            Group III Certificates - [.%] I.B.

                        O/C Floor:          [0.50%] I.B.

                        These O/C percentages are subject to step downs beginning in month 30 if certain tests are met.

Certificate Insurer:    Financial Security Assurance Inc. ("FSA"). FSA's
                        claims-paying ability is rated AAA/Aaa by Standard &
                        Poor's ("S&P") and Moody's Investors Service
                        ("Moody's"), respectively.

Certificate Ratings:    The Class A Certificates will be rated AAA by S&P and
                        Aaa by Moody's.

10% Clean-up Call:      The Seller has the option to excercise a call at par
                        plus accrued interest when the outstanding Pool Balance equals 10% or less of the original Pool Balance.

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                   ACCESS FINANCIAL MORTGAGE LOAN TRUST 1996-4
             Mortgage Loan Pass-Through Certificates, Series 1996-4
                              Class A Certificates


Auction Call:           If the Seller does not exercise the 10% Clean-up Call,
                        the Trustee will hold an Auction Call and solicit bids to purchase the mortgage loans when the outstanding Pool
                        Balance has declined to 10% of the original Pool
                        Balance. This call will be exercised at no less than par plus accrued interest.

Coupon Step-up:         If the Seller does not exercise the 10% Cleanup Call and
                        the Auction Call is not exercised within 90 days of the 10% Cleanup Call Date, the coupon rate on the Class A-5
                        Fixed Rate Certificates shall be [.%] + [0.50]% per annum.

ERISA Consideration:    The Class A Certificates will be ERISA eligible.
                        However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:   The Class A Certificates will not be SMMEA eligible.

Taxation:               REMIC.

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

Further Information:    Call the ABS trading desk at (212) 778-2741, Sean Arnold
                        (212) 778-4921, Sean Low (212) 778-2581, Lina Hsu (212)
                        778-1451 or Januar Laude at (212) 778-7176 with any questions.

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

FINANCIAL STATEGIES GROUP                                                             PRUDENTIAL SECURITIES INCORPORTED
-------------------------                                                             ---------------------------------
 CURRENT BALANCE: $32,500,000.00                                                                   DATED DATE: 11/21/96
  CURRENT COUPON:  5.485%                                afmlt64                                FIRST PAYMENT: 12/18/96
          FACTOR:  1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $32,500,000.00            BOND A1 DISCOUNT MARGIN ACT/360 TABLE            YIELD TABLE DATE: 11/21/96

                                               ASSUMED CONSTANT LIBOR-1M 5.3750

           PRICING SPEED
                 24% GP I
                 25% GP II
                 25% GP III   15.00%      18.00%      20.00%      27.00%      30.00%
     PRICE           HEP         HEP         HEP         HEP         HEP        HEP

     99-24        39.401      31.307      34.171      35.983      41.787      44.025
     99-24+       37.623      30.035      32.721      34.419      39.860      41.958
     99-25        35.845      28.764      31.270      32.856      37.933      39.891
     99-25+       34.068      27.494      29.820      31.292      36.007      37.825
     99-26        32.292      26.223      28.371      29.729      34.081      35.758
     99-26+       30.515      24.953      26.922      28.167      32.155      33.693
     99-27        28.739      23.683      25.473      26.605      30.230      31.628
     99-27+       26.964      22.414      24.024      25.043      28.305      29.563

     99-28        25.188      21.144      22.576      23.481      26.381      27.499
     99-28+       23.413      19.875      21.128      21.920      24.457      25.435
     99-29        21.639      18.607      19.680      20.359      22.533      23.371
     99-29+       19.865      17.338      18.232      18.798      20.610      21.308
     99-30        18.091      16.070      16.785      17.238      18.687      19.246
     99-30+       16.318      14.802      15.338      15.678      16.765      17.184
     99-31        14.545      13.534      13.892      14.118      14.843      15.122
     99-31+       12.772      12.267      12.446      12.559      12.921      13.061

    100-00        11.000      11.000      11.000      11.000      11.000      11.000
    100-00+        9.228       9.733       9.554       9.441       9.079       8.940
    100-01         7.457       8.467       8.109       7.883       7.159       6.880
    100-01+        5.686       7.200       6.664       6.325       5.239       4.820
    100-02         3.915       5.934       5.220       4.768       3.319       2.761
    100-02+        2.144       4.669       3.775       3.210       1.400       0.702
    100-03         0.375       3.403       2.331       1.653      -0.518      -1.356
    100-03+       -1.395       2.138       0.888       0.097      -2.437      -3.414

    100-04        -3.164       0.873      -0.556      -1.460      -4.355      -5.471
    100-04+       -4.933      -0.391      -1.999      -3.016      -6.272      -7.528
    100-05        -6.702      -1.656      -3.441      -4.571      -8.189      -9.585
    100-05+       -8.470      -2.920      -4.884      -6.127     -10.106     -11.641
    100-06       -10.238      -4.184      -6.326      -7.682     -12.022     -13.696
    100-06+      -12.005      -5.447      -7.768      -9.236     -13.938     -15.751
    100-07       -13.772      -6.710      -9.209     -10.790     -15.854     -17.806
    100-07+      -15.538      -7.973     -10.651     -12.344     -17.769     -19.861

First Payment      0.075       0.075       0.075       0.075       0.075       0.075
Average Life       0.901       1.278       1.113       1.029       0.829       0.771
Last Payment       1.658       2.575       2.158       1.992       1.492       1.408
Mod.Dur. @ 100-00  0.852       1.190       1.043       0.968       0.786       0.732
Accrued Interest   0.000       0.000       0.000       0.000       0.000       0.000


The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

BOND A1 AV FUND FLT CLASS

FINANCIAL STATEGIES GROUP                                                            PRUDENTIAL SECURITIES INCORPORTED
-------------------------                                                            ---------------------------------
 CURRENT BALANCE: $10,700,000.00                                                                  DATED DATE: 11/02/96
          COUPON:  6.250%                                 afmlt64                              FIRST PAYMENT: 12/18/96
          FACTOR:  1.0000000000                                                                TOTAL CLASSES: 7
ORIGINAL BALANCE: $10,700,000.00                 BOND A2 PRICE-YIELD TABLE                  YIELD TABLE DATE: 11/21/96

                                                      PREPAYMENT SPEED

           PRICING SPEED
                 24% GP I
                 25% GP II
                 25% GP III    15.00%      18.00%      20.00%      27.00%      30.00%

     PRICE           HEP         HEP         HEP         HEP         HEP        HEP

     99-23         6.334       6.333       6.333       6.334       6.334       6.334
     99-23+        6.325       6.327       6.327       6.326       6.325       6.324
     99-24         6.317       6.322       6.320       6.319       6.315       6.313
     99-24+        6.308       6.316       6.313       6.312       6.306       6.303
     99-25         6.300       6.310       6.307       6.304       6.296       6.293
     99-25+        6.291       6.304       6.300       6.297       6.287       6.282
     99-26         6.283       6.299       6.293       6.290       6.277       6.272
     99-26+        6.274       6.293       6.286       6.282       6.268       6.262

     99-27         6.265       6.287       6.280       6.275       6.258       6.251
     99-27+        6.257       6.281       6.273       6.268       6.249       6.241
     99-28         6.248       6.276       6.266       6.260       6.240       6.231
     99-28+        6.240       6.270       6.260       6.253       6.230       6.220
     99-29         6.231       6.264       6.253       6.246       6.221       6.210
     99-29+        6.223       6.258       6.246       6.238       6.211       6.200
     99-30         6.214       6.253       6.240       6.231       6.202       6.190
     99-30+        6.206       6.247       6.233       6.224       6.192       6.179

     99-31         6.197       6.241       6.226       6.216       6.183       6.169
     99-31+        6.189       6.235       6.220       6.209       6.174       6.159
    100-00         6.180       6.230       6.213       6.202       6.164       6.148
    100-00+        6.172       6.224       6.206       6.195       6.155       6.138
    100-01         6.163       6.218       6.200       6.187       6.145       6.128
    100-01+        6.155       6.212       6.193       6.180       6.136       6.117
    100-02         6.146       6.207       6.186       6.173       6.127       6.107
    100-02+        6.138       6.201       6.179       6.165       6.117       6.097

    100-03         6.129       6.195       6.173       6.158       6.108       6.086
    100-03+        6.121       6.189       6.166       6.151       6.098       6.076
    100-04         6.112       6.184       6.159       6.143       6.089       6.066
    100-04+        6.104       6.178       6.153       6.136       6.080       6.056
    100-05         6.095       6.172       6.146       6.129       6.070       6.045
    100-05+        6.087       6.166       6.139       6.122       6.061       6.035
    100-06         6.078       6.161       6.133       6.114       6.051       6.025
    100-06+        6.070       6.155       6.126       6.107       6.042       6.014

First Payment      1.658       2.575       2.158       1.992       1.492       1.408
Average Life       2.002       3.065       2.598       2.361       1.799       1.635
Last Payment       2.325       3.575       3.075       2.742       2.075       1.908
Mod.Dur. @  99-31  1.828       2.709       2.330       2.133       1.654       1.511
Accrued Interest   0.330       0.330       0.330       0.330       0.330       0.330


The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

BOND A2 SEQ CLASS

FINANCIAL STATEGIES GROUP                                                            PRUDENTIAL SECURITIES INCORPORTED
-------------------------                                                            ---------------------------------

 CURRENT BALANCE: $17,700,000.00                                                                  DATED DATE: 11/02/96
          COUPON:  6.450%                                 afmlt64                              FIRST PAYMENT: 12/18/96
          FACTOR:  1.0000000000                                                                TOTAL CLASSES: 7
ORIGINAL BALANCE: $17,700,000.00                 BOND A3 PRICE-YIELD TABLE                  YIELD TABLE DATE: 11/21/96

                                                      PREPAYMENT SPEED

           PRICING SPEED
                 24% GP I
                 25% GP II
                 25% GP III    15.00%      18.00%      20.00%      27.00%     30.00%

     PRICE           HEP         HEP         HEP         HEP         HEP        HEP

     99-23         6.535       6.536       6.536       6.536       6.535       6.535
     99-23+        6.529       6.532       6.531       6.530       6.528       6.528
     99-24         6.523       6.528       6.526       6.525       6.522       6.520
     99-24+        6.517       6.524       6.522       6.520       6.515       6.513
     99-25         6.512       6.520       6.517       6.515       6.509       6.506
     99-25+        6.506       6.516       6.513       6.510       6.502       6.499
     99-26         6.500       6.512       6.508       6.505       6.496       6.491
     99-26+        6.494       6.508       6.503       6.500       6.489       6.484

     99-27         6.488       6.504       6.499       6.495       6.483       6.477
     99-27+        6.482       6.500       6.494       6.490       6.476       6.470
     99-28         6.476       6.496       6.490       6.485       6.469       6.463
     99-28+        6.470       6.492       6.485       6.480       6.463       6.455
     99-29         6.464       6.488       6.480       6.475       6.456       6.448
     99-29+        6.459       6.484       6.476       6.470       6.450       6.441
     99-30         6.453       6.480       6.471       6.465       6.443       6.434
     99-30+        6.447       6.476       6.467       6.460       6.437       6.426

     99-31         6.441       6.472       6.462       6.455       6.430       6.419
     99-31+        6.435       6.468       6.457       6.450       6.424       6.412
    100-00         6.429       6.464       6.453       6.445       6.417       6.405
    100-00+        6.423       6.460       6.448       6.440       6.411       6.398
    100-01         6.417       6.456       6.444       6.435       6.404       6.390
    100-01+        6.411       6.452       6.439       6.430       6.398       6.383
    100-02         6.406       6.449       6.434       6.425       6.391       6.376
    100-02+        6.400       6.445       6.430       6.420       6.384       6.369

    100-03         6.394       6.441       6.425       6.415       6.378       6.362
    100-03+        6.388       6.437       6.421       6.410       6.371       6.355
    100-04         6.382       6.433       6.416       6.405       6.365       6.347
    100-04+        6.376       6.429       6.411       6.400       6.358       6.340
    100-05         6.370       6.425       6.407       6.395       6.352       6.333
    100-05+        6.364       6.421       6.402       6.390       6.345       6.326
    100-06         6.359       6.417       6.398       6.385       6.339       6.319
    100-06+        6.353       6.413       6.393       6.380       6.332       6.311

First Payment      2.325       3.575       3.075       2.742       2.075       1.908
Average Life       3.002       4.698       3.958       3.580       2.674       2.407
Last Payment       3.825       5.992       4.992       4.575       3.408       2.992
Mod.Dur. @  99-31  2.646       3.926       3.385       3.098       2.382       2.162
Accrued Interest   0.340       0.340       0.340       0.340       0.340       0.340


The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

BOND A3 SEQ CLASS

FINANCIAL STATEGIES GROUP                                                            PRUDENTIAL SECURITIES INCORPORTED
-------------------------                                                            ---------------------------------

 CURRENT BALANCE: $18,500,000.00                                                                  DATED DATE: 11/02/96
          COUPON:  6.775%                                 afmlt64                              FIRST PAYMENT: 12/18/96
          FACTOR:  1.0000000000                                                                TOTAL CLASSES: 7
ORIGINAL BALANCE: $18,500,000.00                 BOND A4 PRICE-YIELD TABLE                  YIELD TABLE DATE: 11/21/96

                                                      PREPAYMENT SPEED

           PRICING SPEED
                 24% GP I
                 25% GP II
                 25% GP III   15.00%      18.00%      20.00%      27.00%      30.00%

     PRICE           HEP         HEP         HEP         HEP         HEP        HEP
     99-24         6.859       6.863       6.861       6.861       6.858       6.856
     99-24+        6.855       6.860       6.858       6.857       6.853       6.852
     99-25         6.851       6.857       6.855       6.854       6.849       6.847
     99-25+        6.847       6.855       6.852       6.851       6.845       6.842
     99-26         6.844       6.852       6.849       6.847       6.841       6.838
     99-26+        6.840       6.849       6.846       6.844       6.836       6.833
     99-27         6.836       6.847       6.843       6.841       6.832       6.828
     99-27+        6.832       6.844       6.840       6.838       6.828       6.824

     99-28         6.828       6.842       6.837       6.834       6.824       6.819
     99-28+        6.825       6.839       6.834       6.831       6.820       6.814
     99-29         6.821       6.836       6.831       6.828       6.815       6.810
     99-29+        6.817       6.834       6.828       6.825       6.811       6.805
     99-30         6.813       6.831       6.825       6.821       6.807       6.801
     99-30+        6.809       6.828       6.822       6.818       6.803       6.796
     99-31         6.806       6.826       6.819       6.815       6.799       6.791
     99-31+        6.802       6.823       6.816       6.812       6.794       6.787

    100-00         6.798       6.820       6.813       6.808       6.790       6.782
    100-00+        6.794       6.818       6.810       6.805       6.786       6.778
    100-01         6.790       6.815       6.807       6.802       6.782       6.773
    100-01+        6.787       6.813       6.804       6.798       6.778       6.768
    100-02         6.783       6.810       6.801       6.795       6.773       6.764
    100-02+        6.779       6.807       6.798       6.792       6.769       6.759
    100-03         6.775       6.805       6.795       6.789       6.765       6.754
    100-03+        6.772       6.802       6.792       6.785       6.761       6.750

    100-04         6.768       6.799       6.789       6.782       6.757       6.745
    100-04+        6.764       6.797       6.786       6.779       6.752       6.741
    100-05         6.760       6.794       6.783       6.776       6.748       6.736
    100-05+        6.756       6.791       6.780       6.772       6.744       6.731
    100-06         6.753       6.789       6.777       6.769       6.740       6.727
    100-06+        6.749       6.786       6.774       6.766       6.736       6.722
    100-07         6.745       6.784       6.771       6.763       6.731       6.718
    100-07+        6.741       6.781       6.768       6.759       6.727       6.713

First Payment      3.825       5.992       4.992       4.575       3.408       2.992
Average Life       5.005       7.900       6.653       6.005       4.436       3.975
Last Payment       6.575      10.325       8.742       7.908       5.825       5.242
Mod.Dur. @ 100-00  4.103       5.907       5.173       4.767       3.705       3.371
Accrued Interest   0.358       0.358       0.358       0.358       0.358       0.358


The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

BOND A4 SEQ CLASS

FINANCIAL STATEGIES GROUP                                                            PRUDENTIAL SECURITIES INCORPORTED
-------------------------                                                            ---------------------------------

 CURRENT BALANCE: $15,017,000.00                                                                  DATED DATE: 11/02/96
          COUPON:  7.150%                                 afmlt64                              FIRST PAYMENT: 12/18/96
          FACTOR:  1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $15,017,000.00                 BOND A5 PRICE-YIELD TABLE                  YIELD TABLE DATE: 11/21/96

                                                      PREPAYMENT SPEED


                               ************* TO CALL *****************

           PRICING SPEED
                 24% GP I
                 25% GP II
                 25% GP III   15.00%      18.00%      20.00%      27.00%      30.00%

     PRICE           HEP         HEP         HEP         HEP         HEP        HEP

     99-24         7.246       7.249       7.248       7.247       7.245       7.244
     99-24+        7.243       7.247       7.246       7.245       7.242       7.240
     99-25         7.240       7.245       7.244       7.243       7.239       7.237
     99-25+        7.238       7.243       7.242       7.240       7.236       7.234
     99-26         7.235       7.241       7.239       7.238       7.233       7.231
     99-26+        7.232       7.239       7.237       7.236       7.230       7.228
     99-27         7.230       7.237       7.235       7.233       7.227       7.225
     99-27+        7.227       7.235       7.233       7.231       7.224       7.221

     99-28         7.224       7.233       7.231       7.229       7.222       7.218
     99-28+        7.222       7.232       7.229       7.227       7.219       7.215
     99-29         7.219       7.230       7.226       7.224       7.216       7.212
     99-29+        7.216       7.228       7.224       7.222       7.213       7.209
     99-30         7.214       7.226       7.222       7.220       7.210       7.206
     99-30+        7.211       7.224       7.220       7.217       7.207       7.202
     99-31         7.208       7.222       7.218       7.215       7.204       7.199
     99-31+        7.206       7.220       7.216       7.213       7.201       7.196

    100-00         7.203       7.218       7.214       7.210       7.198       7.193
    100-00+        7.200       7.216       7.211       7.208       7.196       7.190
    100-01         7.198       7.214       7.209       7.206       7.193       7.187
    100-01+        7.195       7.212       7.207       7.203       7.190       7.183
    100-02         7.192       7.210       7.205       7.201       7.187       7.180
    100-02+        7.190       7.208       7.203       7.199       7.184       7.177
    100-03         7.187       7.206       7.201       7.197       7.181       7.174
    100-03+        7.184       7.204       7.198       7.194       7.178       7.171

    100-04         7.182       7.203       7.196       7.192       7.175       7.168
    100-04+        7.179       7.201       7.194       7.190       7.173       7.165
    100-05         7.176       7.199       7.192       7.187       7.170       7.161
    100-05+        7.174       7.197       7.190       7.185       7.167       7.158
    100-06         7.171       7.195       7.188       7.183       7.164       7.155
    100-06+        7.168       7.193       7.186       7.181       7.161       7.152
    100-07         7.166       7.191       7.183       7.178       7.158       7.149
    100-07+        7.163       7.189       7.181       7.176       7.155       7.146

First Payment      6.575      10.325       8.742       7.908       5.825       5.242
Average Life       7.895      12.663      10.707       9.681       7.105       6.329
Last Payment       8.242      13.408      11.325      10.242       7.492       6.658
Mod.Dur. @ 100-00  5.839       8.061       7.239       6.760       5.390       4.926
Accrued Interest   0.377       0.377       0.377       0.377       0.377       0.377


The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

BOND A5 SEQ CLASS

FINANCIAL STATEGIES GROUP                                                            PRUDENTIAL SECURITIES INCORPORTED
-------------------------                                                            ---------------------------------

 CURRENT BALANCE: $96,308,000.00                                                                  DATED DATE: 11/21/96
  CURRENT COUPON:  5.660%                                 afmlt64                              FIRST PAYMENT: 12/18/96
          FACTOR:  1.0000000000                                                                 TOTAL CLASSES: 7
ORIGINAL BALANCE: $96,308,000.00            BOND A6 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 11/21/96

                                                 ASSUMED CONSTANT LIBOR-1M 5.3750

                                        ************* TO CALL *****************

           PRICING SPEED
                 24% GP I
                 25% GP II
                 25% GP III   15.00%      18.00%      20.00%      27.00%      30.00%

     PRICE           HEP         HEP         HEP         HEP         HEP        HEP

     99-24        37.273      34.355      35.221      35.803      37.899      38.823
     99-24+       36.723      33.988      34.800      35.345      37.310      38.177
     99-25        36.174      33.622      34.379      34.888      36.722      37.531
     99-25+       35.625      33.255      33.958      34.431      36.133      36.885
     99-26        35.076      32.889      33.538      33.974      35.545      36.239
     99-26+       34.527      32.523      33.117      33.517      34.957      35.593
     99-27        33.979      32.156      32.697      33.061      34.370      34.947
     99-27+       33.430      31.790      32.277      32.604      33.782      34.302

     99-28        32.882      31.424      31.857      32.147      33.194      33.656
     99-28+       32.334      31.058      31.437      31.691      32.607      33.011
     99-29        31.785      30.693      31.017      31.235      32.020      32.366
     99-29+       31.238      30.327      30.597      30.779      31.433      31.722
     99-30        30.690      29.961      30.177      30.323      30.846      31.077
     99-30+       30.142      29.596      29.758      29.867      30.259      30.432
     99-31        29.595      29.230      29.338      29.411      29.673      29.788
     99-31+       29.047      28.865      28.919      28.955      29.086      29.144

    100-00        28.500      28.500      28.500      28.500      28.500      28.500
    100-00+       27.953      28.135      28.081      28.045      27.914      27.856
    100-01        27.406      27.770      27.662      27.589      27.328      27.213
    100-01+       26.859      27.405      27.243      27.134      26.742      26.569
    100-02        26.313      27.040      26.824      26.679      26.156      25.926
    100-02+       25.766      26.676      26.406      26.224      25.571      25.283
    100-03        25.220      26.311      25.987      25.770      24.986      24.640
    100-03+       24.674      25.946      25.569      25.315      24.400      23.997

    100-04        24.127      25.582      25.151      24.860      23.815      23.354
    100-04+       23.582      25.218      24.733      24.406      23.231      22.712
    100-05        23.036      24.854      24.314      23.952      22.646      22.069
    100-05+       22.490      24.490      23.897      23.498      22.061      21.427
    100-06        21.945      24.126      23.479      23.044      21.477      20.785
    100-06+       21.399      23.762      23.061      22.590      20.893      20.143
    100-07        20.854      23.398      22.643      22.136      20.308      19.502
    100-07+       20.309      23.034      22.226      21.682      19.724      18.860

First Payment      0.075       0.075       0.075       0.075       0.075       0.075
Average Life       3.252       5.317       4.474       4.043       3.000       2.694
Last Payment       8.242      13.408      11.325      10.242       7.492       6.658
Mod.Dur. @ 100-00  2.751       4.121       3.591       3.304       2.568       2.338
Accrued Interest   0.000       0.000       0.000       0.000       0.000       0.000


The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

BOND A6 AV FUNDS FLT CLASS

AVAILABLE FUNDS CAP ON A6

30/360 DAY COUNT BASIS

AVAILABLE FUNDS CAP = CURRENT GROSS WAC ON GROUP II COLLATERAL
                      - 48.75BP (SERVICE FEE + TRUSTEE) - 14BP (SURETY)
                      - 50BP (SURETY CUSHION)

12/96   9.01
01/97   9.02
02/97   9.06
03/97   9.26
04/97   9.54
05/97   9.80
06/97   9.91
07/97   9.92
08/97   9.95
09/97  10.15
10/97  10.43
11/97  10.67
12/97  10.80
01/98  10.80
02/98  10.80
03/98  10.83
04/98  10.88
05/98  10.91
06/98  10.94
07/98  10.94
08/98  10.94
09/98  10.96
10/98  10.97
11/98  11.02
12/98  11.02
01/99  11.02
02/99  11.02
03/99  11.05
04/99  11.05
05/99  11.05
06/99  11.05
07/99  11.05
08/99  11.05
09/99  11.05
10/99  11.05
11/99  11.05 AND THEREAFTER

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

FINANCIAL STATEGIES GROUP                                                            PRUDENTIAL SECURITIES INCORPORTED
-------------------------                                                            ---------------------------------

 CURRENT BALANCE: $49,052,000.00                                                                  DATED DATE: 11/21/96
  CURRENT COUPON:  5.650%                                 afmlt64                              FIRST PAYMENT: 12/18/96
          FACTOR:  1.0000000000                                                                TOTAL CLASSES: 7
ORIGINAL BALANCE: $49,052,000.00            BOND A7 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 11/21/96

                                                 ASSUMED CONSTANT LIBOR-1M 5.3750

                                             ************* TO CALL *****************

           PRICING SPEED
                 24% GP I
                 25% GP II
                 25% GP III   15.00%      18.00%      20.00%      27.00%      30.00%

     PRICE           HEP         HEP         HEP         HEP         HEP        HEP

     99-24        36.305      33.375      34.243      34.828      36.935      37.865
     99-24+       35.754      33.007      33.821      34.369      36.344      37.216
     99-25        35.203      32.639      33.399      33.910      35.753      36.567
     99-25+       34.652      32.271      32.977      33.452      35.163      35.919
     99-26        34.101      31.904      32.555      32.993      34.572      35.270
     99-26+       33.550      31.536      32.133      32.535      33.982      34.622
     99-27        32.999      31.169      31.711      32.076      33.392      33.973
     99-27+       32.448      30.801      31.289      31.618      32.802      33.325

     99-28        31.898      30.434      30.868      31.160      32.212      32.677
     99-28+       31.348      30.067      30.447      30.702      31.623      32.030
     99-29        30.798      29.700      30.025      30.244      31.033      31.382
     99-29+       30.248      29.333      29.604      29.787      30.444      30.735
     99-30        29.698      28.966      29.183      29.329      29.855      30.087
     99-30+       29.148      28.600      28.762      28.872      29.266      29.440
     99-31        28.599      28.233      28.341      28.414      28.677      28.793
     99-31+       28.049      27.866      27.921      27.957      28.089      28.147

    100-00        27.500      27.500      27.500      27.500      27.500      27.500
    100-00+       26.951      27.134      27.080      27.043      26.912      26.854
    100-01        26.402      26.767      26.659      26.586      26.323      26.207
    100-01+       25.853      26.401      26.239      26.130      25.735      25.561
    100-02        25.304      26.035      25.819      25.673      25.148      24.915
    100-02+       24.756      25.669      25.399      25.217      24.560      24.270
    100-03        24.208      25.304      24.979      24.760      23.972      23.624
    100-03+       23.659      24.938      24.559      24.304      23.385      22.979

    100-04        23.111      24.572      24.139      23.848      22.798      22.333
    100-04+       22.563      24.207      23.720      23.392      22.210      21.688
    100-05        22.016      23.841      23.300      22.936      21.623      21.043
    100-05+       21.468      23.476      22.881      22.480      21.037      20.399
    100-06        20.920      23.111      22.462      22.025      20.450      19.754
    100-06+       20.373      22.746      22.043      21.569      19.863      19.110
    100-07        19.826      22.381      21.624      21.114      19.277      18.465
    100-07+       19.279      22.016      21.205      20.659      18.691      17.821

First Payment      0.075       0.075       0.075       0.075       0.075       0.075
Average Life       3.238       5.295       4.456       4.026       2.988       2.682
Last Payment       8.242      13.408      11.325      10.242       7.492       6.658
Mod.Dur. @ 100-00  2.741       4.107       3.579       3.293       2.558       2.329
Accrued Interest   0.000       0.000       0.000       0.000       0.000       0.000


The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

BOND A7 AV FUNDS FLT CLASS

AVAILABLE FUNDS CAP ON A7

30/360 DAY COUNT BASIS

AVAILABLE FUNDS CAP = GROUP III COLLATERAL CURRENT GROSS WAC
                      - 48.75BP (SERVICE FEE + TRUSTEE) - 14BP (SURETY)
                      - 50BP (FSA CUSHION)

12/96   8.54
01/97   8.54
02/97   8.54
03/97   8.54
04/97   8.83
05/97   9.25
06/97   9.25
07/97   9.25
08/97   9.25
09/97   9.25
10/97   9.53
11/97   9.92
12/97  10.34
01/98  10.34
02/98  10.34
03/98  10.34
04/98  10.59
05/98  10.67
06/98  10.67
07/98  10.67
08/98  10.67
09/98  10.67
10/98  10.67
11/98  10.67
12/98  10.67
01/99  10.67
02/99  10.67
03/99  10.67
04/99  10.67
05/99  10.67
06/99  10.67
07/99  10.67
08/99  10.67
09/99  10.67
10/99  10.67
11/99  10.67  AND THEREAFTER

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

     -  FIX ( GROUP I)
     -  Cut Off Date of Tape is 11/02
     -  HELs
     -      $94,417,203.99
     -  Mortgage Summary Report

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,531

Aggregate Unpaid Principal Balance:                $94,417,203.99
Aggregate Original Principal Balance:              $94,560,777.65

Weighted Average Net Coupon:                              11.384%
Net Coupon Range:                               7.512% -  16.012%

Weighted Average Gross Coupon:                            11.872%
Gross Coupon Range:                             8.000% -  16.500%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $61,670.28
Average Original Principal Balance:                    $61,764.06

Maximum Unpaid Principal Balance:                     $307,500.00
Minimum Unpaid Principal Balance:                       $9,778.50

Maximum Original Principal Balance:                   $307,500.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         232.945
Stated Rem Term Range:                          58.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):             1.310
Age Range:                                       0.000 -   13.000

Weighted Average Original Term:                           234.255
Original Term Range:                            60.000 -  360.000

Weighted Average Original LTV:                             72.802
Original LTV Range:                             7.000% -  90.000%

Weighted Average Current LTV:                              72.730
Current LTV Range:                              7.000% -  90.000%

Weighted Average Combined LTV:                             75.277
Combined LTV Range:                            18.000% -  91.000%

--------------------------------------------------------------------------------


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AK                         1                  40,298.76         0.04
AL                        57               2,968,055.73         3.14
AR                         1                 105,400.00         0.11
AZ                         6                 442,020.10         0.47
CA                        45               3,700,861.15         3.92
CO                        12                 695,591.98         0.74
CT                        12               1,254,202.93         1.33
DC                         7                 521,870.75         0.55
DE                         3                 258,675.82         0.27
FL                       166               9,471,193.74        10.03
GA                        63               3,844,530.91         4.07
IA                        14                 718,438.68         0.76
ID                         6                 264,857.25         0.28
IL                        76               4,975,733.21         5.27
IN                        50               2,466,867.66         2.61
KS                         4                 148,790.47         0.16
KY                        14                 910,080.84         0.96
LA                         1                  47,565.21         0.05
MA                        15               1,224,241.15         1.30
MD                        30               3,123,521.59         3.31
MI                       178               9,433,556.19         9.99
MN                        99               6,060,429.81         6.42
MO                        18                 828,577.72         0.88
MS                         6                 285,515.00         0.30
MT                         1                  38,993.91         0.04
NC                        98               5,406,915.27         5.73
NE                         2                 178,777.70         0.19
NH                         3                 125,234.20         0.13
NJ                        30               2,627,002.36         2.78
NM                         4                 170,313.00         0.18
NV                         3                 154,993.25         0.16
NY                        17               1,395,294.78         1.48
OH                       104               6,010,010.96         6.37
OK                         2                  80,175.00         0.08
OR                        14                 988,176.52         1.05
PA                        19               1,079,538.25         1.14
RI                        10                 418,553.79         0.44
SC                        75               3,781,714.55         4.01
SD                         2                  32,285.19         0.03
TN                        39               2,934,987.44         3.11
TX                       107               8,260,122.46         8.75
UT                        57               2,687,917.02         2.85
VA                        18               1,567,490.37         1.66
WA                        13                 927,720.23         0.98
WI                        25               1,499,033.09         1.59
WV                         2                 127,728.00         0.14
WY                         2                 133,350.00         0.14
--------------------------------------------------------------------------------
Total...............    1531            $ 94,417,203.99       100.00%
================================================================================
        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          COMBINED LOAN-TO-VALUE RATIOS

--------------------------------------------------------------------------------
                                                 Aggregate      Percent of
          Combined                                Unpaid        Aggregate
        Loan-To-Value           Number of        Principal      Principal
            Ratio                 Loans           Balance        Balance

15.000 < CLTV <= 20.000               2              30,275.86      0.03
20.000 < CLTV <= 25.000              10             380,273.23      0.40
25.000 < CLTV <= 30.000               5             139,396.78      0.15
30.000 < CLTV <= 35.000              20             970,251.03      1.03
35.000 < CLTV <= 40.000              19             570,476.42      0.60
40.000 < CLTV <= 45.000              32           1,365,714.14      1.45
45.000 < CLTV <= 50.000              34           1,152,081.57      1.22
50.000 < CLTV <= 55.000              39           2,245,993.06      2.38
55.000 < CLTV <= 60.000              69           3,261,167.83      3.45
60.000 < CLTV <= 65.000             121           5,839,348.34      6.18
65.000 < CLTV <= 70.000             177           8,968,281.54      9.50
70.000 < CLTV <= 75.000             274          16,254,920.86     17.22
75.000 < CLTV <= 80.000             438          28,223,971.17     29.89
80.000 < CLTV <= 85.000             189          15,448,401.85     16.36
85.000 < CLTV <= 90.000             101           9,514,150.31     10.08
90.000 < CLTV <= 95.000               1              52,500.00      0.06
--------------------------------------------------------------------------------
Total....................         1,531          94,417,203.99    100.00%
================================================================================

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 7.50% < Gross Coupon <=  8.00%          1           73,819.30       0.08
 8.50% < Gross Coupon <=  9.00%          6          394,019.10       0.42
 9.00% < Gross Coupon <=  9.50%         15        1,139,116.76       1.21
 9.50% < Gross Coupon <= 10.00%         75        5,074,806.44       5.37
10.00% < Gross Coupon <= 10.50%        120        7,947,397.70       8.42
10.50% < Gross Coupon <= 11.00%        189       12,423,627.43      13.16
11.00% < Gross Coupon <= 11.50%        171       11,012,945.33      11.66
11.50% < Gross Coupon <= 12.00%        266       17,194,510.69      18.21
12.00% < Gross Coupon <= 12.50%        193       11,433,903.09      12.11
12.50% < Gross Coupon <= 13.00%        230       13,343,521.28      14.13
13.00% < Gross Coupon <= 13.50%        106        6,545,850.66       6.93
13.50% < Gross Coupon <= 14.00%         81        4,415,056.91       4.68
14.00% < Gross Coupon <= 14.50%         32        1,419,544.00       1.50
14.50% < Gross Coupon <= 15.00%         32        1,283,495.38       1.36
15.00% < Gross Coupon <= 15.50%          9          324,614.10       0.34
15.50% < Gross Coupon <= 16.00%          1           40,838.92       0.04
16.00% < Gross Coupon <= 16.50%          4          350,136.90       0.37

----------------------------------------------------------------------------
Total..........                       1531     $ 94,417,203.99     100.00%
============================================================================

        Distribution of Outstanding Loan Balances as of the Cut-Off Date

--------------------------------------------------------------------------------
                                           Aggregate Unpaid      % of Aggr
                                             Loan Balance       Unpaid Loan
            Range of            Number of     As of the        Balance as of
          Loan Balances           Loans      Cut-Off Date     the Cut-Off Date

        0 < Balance <=    50,000   769         26,560,948.65        28.13
   50,000 < Balance <=   100,000   554         38,455,660.05        40.73
  100,000 < Balance <=   150,000   151         18,070,434.91        19.14
  150,000 < Balance <=   200,000    35          5,888,227.20         6.24
  200,000 < Balance <=   250,000    14          3,260,595.02         3.45
  250,000 < Balance <=   300,000     7          1,873,838.16         1.98
  300,000 < Balance <=   350,000     1            307,500.00         0.33
--------------------------------------------------------------------------------
Total....................           1531       94,417,203.99    100.00%
================================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                     AGE IN MONTHS

--------------------------------------------------------------------------------
                                                     Aggregate        Percent of
                                                      Unpaid          Aggregate
                            Number of Percent of     Principal        Principal
         Age                  Loans   Loan Count      Balance          Balance

  0 < Age <=   6              1,519      99.22     93,752,307.02         99.30
  6 < Age <=  12                 11        .72        621,003.49           .66
 12 < Age <=  18                  1        .07         43,893.48           .05
--------------------------------------------------------------------------------
Total....................     1,531     100.00%    94,417,203.99        100.00%
================================================================================


                     REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

 48 < Rem Term <=  60          2          20,054.36           0.02%
 72 < Rem Term <=  84          3         145,196.92           0.15%
108 < Rem Term <= 120         18         525,975.15           0.56%
144 < Rem Term <= 156          1          47,565.21           0.05%
156 < Rem Term <= 168          1          43,893.48           0.05%
168 < Rem Term <= 180      1,037      61,750,814.71          65.40%
228 < Rem Term <= 240         96       4,728,270.81           5.01%
348 < Rem Term <= 360        373      27,155,433.35          28.76%
--------------------------------------------------------------------------------
Total............        1,531    94,417,203.99             100.00%
================================================================================

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                    No. of        Unpaid            Aggregate
LIENS                               Mort.        Principal          Principal
STAT                                Loans         Balance            Balance

 1    Owner Occ.                      1255     82,656,212.91          87.54
 1    Second Home                        5        224,086.75           0.24
 1    Non Owner Occ.                   128      6,388,304.39           6.77
 2    Owner Occ.                       136      4,904,804.64           5.19
 2    Non Owner Occ.                     7        243,795.30           0.26
--------------------------------------------------------------------------------
Total..................               1531    $ 94,417,203.99     100.00%
================================================================================


                                  LOAN PROPERTY

--------------------------------------------------------------------------------

                                                    Total
                                 #                 Current                %
     Loan Feature              Loan                Balance               Pool

3/4 Units                         16             $1,216,213.73            1.29
CDO                               29             $1,393,199.08            1.48
DUP                               53             $3,695,167.20            3.91
DWH                               30             $1,315,152.16            1.39
MOD                               13               $701,514.66             .74
ROW                               22             $1,231,823.00            1.30
SFR                            1,346            $83,689,199.77           88.64
TWN                               22             $1,174,934.39            1.24
--------------------------------------------------------------------------------
Total.....                     1,531            $94,417,203.99          100.00%
================================================================================


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

     -  ARMs (GROUP II)
     -  Cut Off Date of Tape is  11/2/96
     -  LIBOR
     -    $96,308,229.50

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     949

Aggregate Unpaid Principal Balance:                $96,308,229.50
Aggregate Original Principal Balance:              $96,399,587.69

--------------------------------------------------------------------------------

Weighted Average Coupon (Net):                             9.646%
Net Coupon Range:                               7.138% -  14.163%

Weighted Average Coupon (Gross):                          10.133%
Gross Coupon Range:                             7.625% -  14.650%
--------------------------------------------------------------------------------

Weighted Average Margin (Net):                             6.144%
Net Margin Range:                               2.888% -   9.638%

Weighted Average Life Cap (Net):                          16.364%
Net Life Cap Range:                            13.138% -  21.163%

Weighted Average Life Floor (Net):                         9.265%
Net Life Floor Range:                           4.738% -  14.163%

Weighted Average Margin (Gross):                           6.632%
Gross Margin Range:                             3.375% -  10.125%

Weighted Average Life Cap (Gross):                        16.851%
Gross Life Cap Range:                          13.625% -  21.650%

Weighted Average Life Floor (Gross):                       9.752%
Gross Life Floor Range:                         5.225% -  14.650%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                     $101,483.91
Average Original Principal Balance:                   $101,580.18

Maximum Unpaid Principal Balance:                     $427,000.00
Minimum Unpaid Principal Balance:                       $9,997.95

Maximum Original Principal Balance:                   $427,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         357.729
Stated Rem Term Range:                         119.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):             1.005
Age Range:                                       0.000 -   11.000

Weighted Average Original Term:                           358.734
Original Term Range:                           120.000 -  360.000

Weighted Average Original LTV:                             78.407
Original LTV Range:                            15.000% -  90.000%

Weighted Average Current LTV:                              78.342
Current LTV Range:                             15.000% -  90.000%

Weighted Average Periodic Interest Cap:                    1.054%
Periodic Interest Cap Range:                    1.000% -   1.500%

Weighted Average Months to Interest Roll:                    7.83
Months to Interest Roll Range:                           1 -   59

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6

--------------------------------------------------------------------------------

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AL                        12               1,158,595.60         1.20
AR                         1                  55,746.60         0.06
AZ                        15               1,506,610.07         1.56
CA                        50               8,514,689.02         8.84
CO                        28               2,736,226.80         2.84
CT                        19               2,662,816.04         2.76
DC                         7                 756,700.00         0.79
FL                        27               2,831,673.65         2.94
GA                         6                 699,617.97         0.73
IA                        12                 945,079.90         0.98
ID                        10                 852,657.63         0.89
IL                        43               4,596,640.64         4.77
IN                         7                 578,818.63         0.60
KS                         8                 576,763.05         0.60
KY                         1                  80,000.00         0.08
MA                        27               3,903,145.25         4.05
MD                        35               5,515,516.48         5.73
ME                         1                  81,500.00         0.08
MI                       166              12,668,830.36        13.15
MN                        73               5,727,927.62         5.95
MO                        13               1,076,209.75         1.12
MS                         1                  76,766.03         0.08
MT                         6                 370,865.00         0.39
NC                         5                 435,100.00         0.45
NE                         5                 270,858.00         0.28
NH                         7                 671,748.42         0.70
NJ                        29               3,601,456.45         3.74
NM                         9                 979,633.79         1.02
NV                         9               1,459,424.11         1.52
NY                         6                 714,227.06         0.74
OH                        27               2,352,629.87         2.44
OK                         1                 211,399.21         0.22
OR                        17               1,833,937.31         1.90
PA                        21               1,886,290.80         1.96
RI                        15               1,669,238.01         1.73
SC                         6                 564,256.99         0.59
SD                         5                 266,920.00         0.28
TX                        62               6,955,519.82         7.22
UT                        25               2,650,148.62         2.75
VA                        14               2,636,742.77         2.74
WA                        38               4,137,881.05         4.30
WI                        65               4,224,631.45         4.39
WV                        10                 477,973.70         0.50
WY                         5                 334,815.98         0.35

--------------------------------------------------------------------------------
Total...............     949            $ 96,308,229.50       100.00%
================================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          COMBINED LOAN-TO-VALUE RATIOS

--------------------------------------------------------------------------------

                                                 Aggregate      Percent of
          Combined                                Unpaid        Aggregate
        Loan-To-Value           Number of        Principal      Principal
            Ratio                 Loans           Balance        Balance

10.000 < CLTV <= 15.000               1              15,000.00      0.02
20.000 < CLTV <= 25.000               1               9,997.95      0.01
25.000 < CLTV <= 30.000               3             222,000.00      0.23
30.000 < CLTV <= 35.000               6             441,273.64      0.46
35.000 < CLTV <= 40.000               7             678,231.95      0.70
40.000 < CLTV <= 45.000              11             504,436.83      0.52
45.000 < CLTV <= 50.000              16             874,257.53      0.91
50.000 < CLTV <= 55.000              21           1,062,224.47      1.10
55.000 < CLTV <= 60.000              35           2,831,309.05      2.94
60.000 < CLTV <= 65.000              61           4,879,902.67      5.07
65.000 < CLTV <= 70.000              80           7,478,654.48      7.77
70.000 < CLTV <= 75.000              91           9,753,665.60     10.13
75.000 < CLTV <= 80.000             255          26,890,958.37     27.92
80.000 < CLTV <= 85.000             233          25,455,159.91     26.43
85.000 < CLTV <= 90.000             128          15,211,157.05     15.79
--------------------------------------------------------------------------------
Total....................           949          96,308,229.50    100.00%
================================================================================


        Distribution of Outstanding Loan Balances as of the Cut-Off Date

--------------------------------------------------------------------------------
                                           Aggregate Unpaid      % of Aggr
                                             Loan Balance       Unpaid Loan
            Range of            Number of     As of the        Balance as of
          Loan Balances           Loans      Cut-Off Date     the Cut-Off Date

        0 < Balance <=    50,000   164          6,007,680.18         6.24
   50,000 < Balance <=   100,000   432         32,374,406.73        33.62
  100,000 < Balance <=   150,000   196         23,785,878.25        24.70
  150,000 < Balance <=   200,000    73         12,541,923.50        13.02
  200,000 < Balance <=   250,000    48         10,619,490.62        11.03
  250,000 < Balance <=   300,000    20          5,547,782.05         5.76
  300,000 < Balance <=   350,000    11          3,506,271.73         3.64
  350,000 < Balance <=   400,000     4          1,497,796.44         1.56
  400,000 < Balance <=   450,000     1            427,000.00         0.44
--------------------------------------------------------------------------------
Total....................            949       96,308,229.50    100.00%
================================================================================


                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                    No. of        Unpaid            Aggregate
LIENS                               Mort.        Principal          Principal
STAT                                Loans         Balance            Balance

 1    Owner Occ.                       931     94,793,665.60          98.43
 1    Second Home                        1        213,449.89           0.22
 1    Non Owner Occ.                    17      1,301,114.01           1.35
--------------------------------------------------------------------------------
Total..................                949    $ 96,308,229.50     100.00%
================================================================================


                                  AGE IN MONTHS

--------------------------------------------------------------------------------

                                              Aggregate        Percent of
                                               Unpaid          Aggregate
                                Number of     Principal        Principal
         Age                      Loans        Balance          Balance

  0 < Age <=   6                    947     95,935,019.65         99.61
  6 < Age <=  12                      2        373,209.85           .39
--------------------------------------------------------------------------------
Total....................           949     96,308,229.50        100.00%
================================================================================


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                  LOAN Property

--------------------------------------------------------------------------------

                                                   Total
                                                 # Current               %
     Loan Feature             Loan                Balance               Pool

3-4 Units                         5               $480,616.69             .50
CDO                              17             $1,352,690.51            1.40
DUP                              17             $1,487,396.29            1.54
DWH                               5               $289,509.05             .30
MOD                               4               $306,912.85             .32
PUD                               5             $1,075,865.83            1.12
ROW                              16             $1,219,037.39            1.27
SFR                             865            $88,785,766.30           92.19
TWN                              15             $1,310,434.59            1.36
--------------------------------------------------------------------------------
Total.....                      949            $96,308,229.50          100.00%
================================================================================


                     REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

108 < Rem Term <= 120          2          48,332.76           0.05%
168 < Rem Term <= 180         12         529,188.06           0.55%
228 < Rem Term <= 240          1         123,500.58           0.13%
348 < Rem Term <= 360        934      95,607,208.10          99.27%
--------------------------------------------------------------------------------
Total............          949    96,308,229.50             100.00%
================================================================================


                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 7.50% < Gross Coupon <=  8.00%         14        2,092,903.34       2.17
 8.00% < Gross Coupon <=  8.50%         29        4,334,770.01       4.50
 8.50% < Gross Coupon <=  9.00%        107       13,264,788.69      13.77
 9.00% < Gross Coupon <=  9.50%        108       13,068,354.72      13.57
 9.50% < Gross Coupon <= 10.00%        161       17,314,499.47      17.98
10.00% < Gross Coupon <= 10.50%        149       14,071,617.75      14.61
10.50% < Gross Coupon <= 11.00%        134       12,460,137.58      12.94
11.00% < Gross Coupon <= 11.50%         95        7,227,586.59       7.50
11.50% < Gross Coupon <= 12.00%         80        7,207,346.58       7.48
12.00% < Gross Coupon <= 12.50%         34        2,684,469.69       2.79
12.50% < Gross Coupon <= 13.00%         27        1,425,129.41       1.48
13.00% < Gross Coupon <= 13.50%          7          803,825.67       0.83
13.50% < Gross Coupon <= 14.00%          1           30,550.00       0.03
14.00% < Gross Coupon <= 14.50%          2          150,000.00       0.16
14.50% < Gross Coupon <= 15.00%          1          172,250.00       0.18

--------------------------------------------------------------------------------
Total..........                        949     $ 96,308,229.50     100.00%
================================================================================


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                 DISTRIBUTION OF
                             MAXIMUM MORTGAGE RATES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
          Gross            Mortgage       Principal          Principal
         Life Cap            Loans         Balance            Balance

13.50 < Life Cap <= 14.00        4         942,915.83           0.98
14.00 < Life Cap <= 14.50        4         628,865.22           0.65
14.50 < Life Cap <= 15.00       27       3,510,599.01           3.65
15.00 < Life Cap <= 15.50       43       6,049,153.00           6.28
15.50 < Life Cap <= 16.00      131      14,916,456.42          15.49
16.00 < Life Cap <= 16.50      130      14,178,558.45          14.72
16.50 < Life Cap <= 17.00      173      18,126,401.44          18.82
17.00 < Life Cap <= 17.50      150      13,238,311.97          13.75
17.50 < Life Cap <= 18.00      124      11,028,021.92          11.45
18.00 < Life Cap <= 18.50       68       5,369,369.20           5.58
18.50 < Life Cap <= 19.00       58       4,809,203.36           4.99
19.00 < Life Cap <= 19.50       25       2,620,616.59           2.72
19.50 < Life Cap <= 20.00        7         461,757.09           0.48
20.00 < Life Cap <= 20.50        3         195,750.00           0.20
21.00 < Life Cap <= 21.50        1          60,000.00           0.06
21.50 < Life Cap <= 22.00        1         172,250.00           0.18
--------------------------------------------------------------------------------
Total.................         949    $ 96,308,229.50         100.00%
================================================================================


                                  GROSS MARGIN

                                                            Percentage of
                                                Aggregate   Cut-Off Date
                              Number of          Unpaid       Aggregate
                              Mortgage          Principal     Principal
         Gross Margin           Loans            Balance       Balance

 10.00% < Margin <= 10.25%          1             53,300.00       .06
 3.25% < Margin <=  3.50%           1             68,348.33       .07
 3.50% < Margin <=  3.75%           1             79,050.00       .08
 4.00% < Margin <=  4.25%           1             77,350.00       .08
 4.25% < Margin <=  4.50%           2            321,300.00       .33
 4.50% < Margin <=  4.75%           4            914,806.57       .95
 4.75% < Margin <=  5.00%          11          1,632,215.78      1.69
 5.00% < Margin <=  5.25%          27          3,677,424.58      3.82
 5.25% < Margin <=  5.50%          46          5,527,923.57      5.74
 5.50% < Margin <=  5.75%          46          6,291,544.04      6.53
 5.75% < Margin <=  6.00%          82          9,426,870.26      9.79
 6.00% < Margin <=  6.25%          73          8,042,843.64      8.35
 6.25% < Margin <=  6.50%         103         11,696,528.99     12.14
 6.50% < Margin <=  6.75%          87          9,414,597.94      9.78
 6.75% < Margin <=  7.00%          91          9,321,979.75      9.68
 7.00% < Margin <=  7.25%          94          8,488,205.72      8.81
 7.25% < Margin <=  7.50%          56          5,215,818.33      5.42
 7.50% < Margin <=  7.75%          60          4,852,270.49      5.04
 7.75% < Margin <=  8.00%          37          3,292,416.47      3.42
 8.00% < Margin <=  8.25%          31          2,515,054.28      2.61
 8.25% < Margin <=  8.50%          27          1,878,581.17      1.95
 8.50% < Margin <=  8.75%          13            691,455.01       .72
 8.75% < Margin <=  9.00%          20            991,921.80      1.03
 9.00% < Margin <=  9.25%          14            958,260.73       .99
 9.25% < Margin <=  9.50%           8            321,390.00       .33
 9.50% < Margin <=  9.75%           5            316,396.14       .33
 9.75% < Margin <=  10.00%          8            240,375.91       .25
--------------------------------------------------------------------------------
Total....................         949         96,308,229.50    100.00
================================================================================


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           NEXT INTEREST ROLLDATE DATE

                                                          Percentage
                                                          of Cut-Off
                                       Aggregate             Date
     Next            Number of          Unpaid            Aggregate
     Roll            Mortgage          Principal          Principal
     Date              Loans            Balance            Balance

   09/01/01                2            $289,609.78         00.30
   11/01/96                1             $46,667.74         00.05
   12/01/96               10          $1,115,551.64         01.16
   01/01/97               36          $3,722,708.78         03.87
   02/01/97              165         $18,156,893.62         18.85
   03/01/97              279         $25,032,999.55         25.99
   04/01/97              240         $24,503,449.37         25.44
   05/01/97               85          $9,427,285.40         09.79
   07/01/98                2            $108,634.81         00.11
   08/01/98               20          $2,233,188.24         02.32
   09/01/98               22          $2,502,872.25         02.60
   10/01/98               58          $6,182,061.20         06.42
   11/01/98               28          $2,870,307.12         02.98
   10/01/99                1            $116,000.00         00.12
--------------------------------------------------------------------------------
Total.......         .   949         $96,308,229.50        100.00%
================================================================================


                                 DISTRIBUTION OF
                             MINIMUM MORTGAGE RATES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
           Gross             Mortgage     Principal          Principal
         Life Floor            Loans       Balance            Balance

 5.00 < Life Floor <=  5.50        3       266,350.00           0.28
 5.50 < Life Floor <=  6.00        5       753,841.56           0.78
 6.00 < Life Floor <=  6.50       15     1,646,470.45           1.71
 6.50 < Life Floor <=  7.00       36     4,355,654.05           4.52
 7.00 < Life Floor <=  7.50       19     1,406,145.29           1.46
 7.50 < Life Floor <=  8.00       29     3,453,482.59           3.59
 8.00 < Life Floor <=  8.50       36     4,741,791.62           4.92
 8.50 < Life Floor <=  9.00      102    11,893,848.77          12.35
 9.00 < Life Floor <=  9.50      104    12,258,913.51          12.73
 9.50 < Life Floor <= 10.00      138    15,241,009.77          15.83
10.00 < Life Floor <= 10.50      134    12,596,836.01          13.08
10.50 < Life Floor <= 11.00      112    10,453,794.08          10.85
11.00 < Life Floor <= 11.50       81     6,145,560.70           6.38
11.50 < Life Floor <= 12.00       68     6,397,825.63           6.64
12.00 < Life Floor <= 12.50       31     2,474,545.37           2.57
12.50 < Life Floor <= 13.00       26     1,332,733.27           1.38
13.00 < Life Floor <= 13.50        6       536,626.83           0.56
13.50 < Life Floor <= 14.00        1        30,550.00           0.03
14.00 < Life Floor <= 14.50        2       150,000.00           0.16
14.50 < Life Floor <= 15.00        1       172,250.00           0.18
--------------------------------------------------------------------------------
Total.................           949  $ 96,308,229.50         100.00%
================================================================================


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

     -  ARMs (GROUP III)
     -  Cut Off Date of Tape is  11/2/96
     -  6mo LIBORs
     -    $49,052,176.60

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     573

Aggregate Unpaid Principal Balance:                $49,052,176.60
Aggregate Original Principal Balance:              $49,088,938.00

--------------------------------------------------------------------------------

Weighted Average Coupon (Net):                             9.183%
Net Coupon Range:                               6.503% -  13.063%

Weighted Average Coupon (Gross):                           9.670%
Gross Coupon Range:                             6.990% -  13.550%

--------------------------------------------------------------------------------

Weighted Average Margin (Net):                             5.764%
Net Margin Range:                               3.338% -   9.513%

Weighted Average Life Cap (Net):                          15.924%
Net Life Cap Range:                            12.888% -  20.063%

Weighted Average Life Floor (Net):                         8.652%
Net Life Floor Range:                           4.743% -  13.063%

Weighted Average Margin (Gross):                           6.251%
Gross Margin Range:                             3.825% -  10.000%

Weighted Average Life Cap (Gross):                        16.411%
Gross Life Cap Range:                          13.375% -  20.550%

Weighted Average Life Floor (Gross):                       9.140%
Gross Life Floor Range:                         5.230% -  13.550%

--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $85,605.89
Average Original Principal Balance:                    $85,670.05

Maximum Unpaid Principal Balance:                     $205,000.00
Minimum Unpaid Principal Balance:                      $11,991.15

Maximum Original Principal Balance:                   $205,000.00
Minimum Original Principal Balance:                    $12,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         355.970
Stated Rem Term Range:                         119.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):             1.021
Age Range:                                       0.000 -    4.000

Weighted Average Original Term:                           356.991
Original Term Range:                           120.000 -  360.000

Weighted Average Original LTV:                             72.608
Original LTV Range:                            22.000% -  80.000%

Weighted Average Current LTV:                              72.555
Current LTV Range:                             22.000% -  80.000%

Weighted Average Periodic Interest Cap:                    1.045%
Periodic Interest Cap Range:                    1.000% -   1.500%

Weighted Average Months to Interest Roll:                    8.47
Months to Interest Roll Range:                           2 -   36


Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6

--------------------------------------------------------------------------------

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AK                         1                  90,713.64         0.18
AL                         4                 140,341.10         0.29
AZ                        15               1,262,912.90         2.57
CA                        24               3,032,016.40         6.18
CO                        14               1,237,258.23         2.52
CT                        19               2,018,506.88         4.12
DC                         5                 492,560.00         1.00
DE                         2                 130,513.23         0.27
FL                         9                 776,836.99         1.58
GA                         8                 773,802.62         1.58
IA                         3                 106,587.93         0.22
ID                         5                 391,754.79         0.80
IL                        31               2,928,293.95         5.97
IN                         2                  48,377.38         0.10
KS                         3                 180,403.79         0.37
MA                        31               3,777,779.32         7.70
MD                        16               1,400,211.98         2.85
MI                        87               5,844,673.62        11.92
MN                        53               4,592,087.03         9.36
MO                         3                 347,718.58         0.71
MT                         5                 413,670.26         0.84
NC                         1                 198,000.00         0.40
ND                         1                  62,400.00         0.13
NE                         1                  25,537.47         0.05
NH                         4                 308,568.33         0.63
NJ                        13               1,380,347.90         2.81
NM                         3                 392,311.57         0.80
NV                        10                 586,059.05         1.19
NY                         3                 546,750.00         1.11
OH                        18               1,201,665.31         2.45
OR                        22               2,091,213.40         4.26
PA                        19               1,328,167.19         2.71
RI                        11                 878,799.92         1.79
SC                         1                 139,200.00         0.28
SD                         5                 172,821.60         0.35
TN                         3                 302,697.18         0.62
TX                        31               2,751,597.27         5.61
UT                        10                 827,517.58         1.69
VA                         7                 622,054.71         1.27
WA                        29               2,807,988.79         5.72
WI                        35               2,128,584.84         4.34
WV                         1                  66,344.47         0.14
WY                         5                 246,529.40         0.50
--------------------------------------------------------------------------------
Total...............     573            $ 49,052,176.60       100.00%
================================================================================


                          COMBINED LOAN-TO-VALUE RATIOS

--------------------------------------------------------------------------------

                                                Aggregate      Percent of
          Combined                               Unpaid        Aggregate
        Loan-To-Value           Number of       Principal      Principal
            Ratio                 Loans          Balance        Balance

20.000 < CLTV <= 25.000               3            106,428.63      0.22
25.000 < CLTV <= 30.000               4            274,991.15      0.56
35.000 < CLTV <= 40.000               5            299,579.92      0.61
40.000 < CLTV <= 45.000              14            880,079.38      1.79
45.000 < CLTV <= 50.000              16            955,852.99      1.95
50.000 < CLTV <= 55.000              15            879,161.30      1.79
55.000 < CLTV <= 60.000              25          2,210,879.12      4.51
60.000 < CLTV <= 65.000              53          4,209,623.19      8.58
65.000 < CLTV <= 70.000              75          6,608,271.31     13.47
70.000 < CLTV <= 75.000             108          9,223,430.82     18.80
75.000 < CLTV <= 80.000             255         23,403,878.79     47.71
--------------------------------------------------------------------------------
Total....................           573         49,052,176.60    100.00%
================================================================================


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

        Distribution of Outstanding Loan Balances as of the Cut-Off Date

--------------------------------------------------------------------------------

                                            Aggregate Unpaid      % of Aggr
                                              Loan Balance       Unpaid Loan
            Range of            Number of      As of the        Balance as of
          Loan Balances           Loans       Cut-Off Date     the Cut-Off Date

        0 < Balance <=    50,000   142           5,276,332.31        10.76
   50,000 < Balance <=   100,000   247          18,246,111.03        37.20
  100,000 < Balance <=   150,000   124          15,026,244.92        30.63
  150,000 < Balance <=   200,000    56           9,691,399.97        19.76
  200,000 < Balance <=   250,000     4             812,088.37         1.66
--------------------------------------------------------------------------------
Total....................            573        49,052,176.60    100.00%
================================================================================


                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                    No. of        Unpaid            Aggregate
LIENS                               Mort.        Principal          Principal
STAT                                Loans         Balance            Balance

 1    Owner Occ.                       512     44,326,581.29          90.37
 1    Second Home                        4        479,423.69           0.98
 1    Non Owner Occ.                    57      4,246,171.62           8.66
--------------------------------------------------------------------------------
Total..................                573    $ 49,052,176.60     100.00%
================================================================================


                                  AGE IN MONTHS

--------------------------------------------------------------------------------

                                             Aggregate        Percent of
                                              Unpaid          Aggregate
                                Number of    Principal        Principal
         Age                      Loans       Balance          Balance

  0 < Age <=   6                    573    49,052,176.60        100.00
--------------------------------------------------------------------------------
Total....................           573    49,052,176.60        100.00%
================================================================================


                                 LOAN PROPERTIES

--------------------------------------------------------------------------------

                                                   Total
                                #                 Current                %
     Loan Feature             Loan                Balance               Pool

3-4 Units                         7               $819,853.88            1.67
CDO                              24             $1,808,109.95            3.69
DUP                              33             $2,532,269.03            5.16
DWH                               9               $571,288.87            1.16
MOD                               3               $143,532.51             .29
PUD                               1               $119,747.94             .24
ROW                              11               $753,549.81            1.54
SFR                             465            $40,948,200.09           83.48
TWN                              20             $1,355,624.52            2.76
--------------------------------------------------------------------------------
Total.....                      573            $49,052,176.60          100.00%
================================================================================


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

108 < Rem Term <= 120          2          55,537.47           0.11%
168 < Rem Term <= 180         10         492,510.94           1.00%
228 < Rem Term <= 240          4         380,293.36           0.78%
348 < Rem Term <= 360        557      48,123,834.83          98.11%
--------------------------------------------------------------------------------
Total............          573    49,052,176.60             100.00%
================================================================================


                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 6.50% < Gross Coupon <=  7.00%          1           73,600.00       0.15
 7.00% < Gross Coupon <=  7.50%         13        1,357,042.45       2.77
 7.50% < Gross Coupon <=  8.00%         17        1,495,573.45       3.05
 8.00% < Gross Coupon <=  8.50%         51        4,583,091.63       9.34
 8.50% < Gross Coupon <=  9.00%         80        8,158,207.39      16.63
 9.00% < Gross Coupon <=  9.50%         94        8,089,841.84      16.49
 9.50% < Gross Coupon <= 10.00%        116        9,880,643.21      20.14
10.00% < Gross Coupon <= 10.50%         55        4,447,335.39       9.07
10.50% < Gross Coupon <= 11.00%         67        5,217,642.92      10.64
11.00% < Gross Coupon <= 11.50%         28        2,172,951.74       4.43
11.50% < Gross Coupon <= 12.00%         26        1,933,840.31       3.94
12.00% < Gross Coupon <= 12.50%         12          733,422.90       1.50
12.50% < Gross Coupon <= 13.00%         11          800,483.37       1.63
13.00% < Gross Coupon <= 13.50%          1           13,500.00       0.03
13.50% < Gross Coupon <= 14.00%          1           95,000.00       0.19

--------------------------------------------------------------------------------
Total..........                        573     $ 49,052,176.60     100.00%
================================================================================


                                 DISTRIBUTION OF
                             MAXIMUM MORTGAGE RATES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
          Gross            Mortgage       Principal          Principal
         Life Cap            Loans         Balance            Balance

13.00 < Life Cap <= 13.50        3         317,821.00           0.65
13.50 < Life Cap <= 14.00        4         324,060.00           0.66
14.00 < Life Cap <= 14.50       20       2,147,166.75           4.38
14.50 < Life Cap <= 15.00       34       3,181,090.65           6.49
15.00 < Life Cap <= 15.50       65       5,409,543.00          11.03
15.50 < Life Cap <= 16.00       95       9,174,252.03          18.70
16.00 < Life Cap <= 16.50       81       6,851,496.53          13.97
16.50 < Life Cap <= 17.00      106       8,469,122.38          17.27
17.00 < Life Cap <= 17.50       54       4,247,393.49           8.66
17.50 < Life Cap <= 18.00       53       4,376,701.75           8.92
18.00 < Life Cap <= 18.50       26       2,065,490.18           4.21
18.50 < Life Cap <= 19.00       21       1,608,680.23           3.28
19.00 < Life Cap <= 19.50        5         358,275.00           0.73
19.50 < Life Cap <= 20.00        5         426,083.61           0.87
20.50 < Life Cap <= 21.00        1          95,000.00           0.19
--------------------------------------------------------------------------------
Total.................         573    $ 49,052,176.60         100.00%
================================================================================


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                  GROSS MARGIN

                                                                Percentage of
                                                  Aggregate     Cut-Off Date
                                 Number of         Unpaid         Aggregate
                                 Mortgage         Principal       Principal
         Gross Margin              Loans           Balance         Balance

 3.75% < Margin <=  4.00%              2           261,500.00         .53
 4.00% < Margin <=  4.25%              2           134,000.00         .27
 4.25% < Margin <=  4.50%              5           456,473.00         .93
 4.50% < Margin <=  4.75%              8           804,422.65        1.64
 4.75% < Margin <=  5.00%             18         1,703,557.06        3.47
 5.00% < Margin <=  5.25%             35         3,037,404.72        6.19
 5.25% < Margin <=  5.50%             45         4,398,553.20        8.97
 5.50% < Margin <=  5.75%             39         3,733,806.29        7.61
 5.75% < Margin <=  6.00%             61         5,547,671.55       11.31
 6.00% < Margin <=  6.25%             83         7,291,193.04       14.86
 6.25% < Margin <=  6.50%             60         5,371,094.90       10.95
 6.50% < Margin <=  6.75%             56         4,970,228.96       10.13
 6.75% < Margin <=  7.00%             51         3,991,819.20        8.14
 7.00% < Margin <=  7.25%             28         2,115,232.82        4.31
 7.25% < Margin <=  7.50%             20         1,790,887.65        3.65
 7.50% < Margin <=  7.75%             17           831,577.92        1.70
 7.75% < Margin <=  8.00%             11           832,882.12        1.70
 8.00% < Margin <=  8.25%              8           364,360.77         .74
 8.25% < Margin <=  8.50%              7           495,786.56        1.01
 8.50% < Margin <=  8.75%              5           321,155.68         .65
 8.75% < Margin <=  9.00%              3           286,921.96         .58
 9.00% < Margin <=  9.25%              3           114,456.17         .23
 9.25% < Margin <=  9.50%              1            45,000.00         .09
 9.50% < Margin <=  9.75%              1            58,790.62         .12
 9.75% < Margin <=  10.00%             4            93,399.76         .19
--------------------------------------------------------------  ----------------
Total....................            573        49,052,176.60      100.00
==============================================================  ================


                           NEXT INTEREST ROLLDATE DATE

                                                           Percentage
                                                           of Cut-Of
                                        Aggregate              Date
     Next          Number of            Unpaid             Aggregate
     Roll          Mortgage             Principal           Principal
     Date            Loans               Balance             Balance

   12/01/96              5               $562,939.19         01.15
   01/01/97             29             $2,178,063.77         04.44
   02/01/97             92             $8,943,905.38         18.23
   03/01/97            146            $11,343,772.93         23.13
   04/01/97            141            $11,147,948.09         22.73
   05/01/97             63             $5,667,346.00         11.55
   08/01/98             11             $1,025,360.88         02.09
   09/01/98             20             $1,921,568.57         03.92
   10/01/98             35             $3,132,070.75         06.39
   11/01/98             27             $2,679,125.00         05.46
   08/01/99              2               $180,576.04         00.37
   09/01/99              1                $85,500.00         00.17
   10/01/99              1               $184,000.00         00.38
--------------------------------------------------------------------------------
Total.......       .   573            $49,052,176.60        100.00%
================================================================================


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                 DISTRIBUTION OF
                             MINIMUM MORTGAGE RATES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
           Gross             Mortgage     Principal          Principal
         Life Floor            Loans       Balance            Balance

 5.00 < Life Floor <=  5.50        5       348,911.05           0.71
 5.50 < Life Floor <=  6.00       10       856,692.98           1.75
 6.00 < Life Floor <=  6.50       28     3,097,674.56           6.32
 6.50 < Life Floor <=  7.00       23     2,603,142.20           5.31
 7.00 < Life Floor <=  7.50       24     2,277,517.71           4.64
 7.50 < Life Floor <=  8.00       22     1,778,307.12           3.63
 8.00 < Life Floor <=  8.50       48     4,366,845.24           8.90
 8.50 < Life Floor <=  9.00       62     6,024,562.08          12.28
 9.00 < Life Floor <=  9.50       77     6,350,660.83          12.95
 9.50 < Life Floor <= 10.00      103     8,369,326.21          17.06
10.00 < Life Floor <= 10.50       47     3,890,908.63           7.93
10.50 < Life Floor <= 11.00       53     3,938,345.89           8.03
11.00 < Life Floor <= 11.50       27     2,075,697.86           4.23
11.50 < Life Floor <= 12.00       21     1,549,975.42           3.16
12.00 < Life Floor <= 12.50       12       733,422.90           1.50
12.50 < Life Floor <= 13.00       10       695,185.92           1.42
13.50 < Life Floor <= 14.00        1        95,000.00           0.19
--------------------------------------------------------------------------------
Total.................           573  $ 49,052,176.60         100.00%
================================================================================


        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

        THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.